                        ANNUAL REPORT / OCTOBER 31 2000

                         AIM INTERNATIONAL EQUITY FUND

                                 [COVER IMAGE]

                            [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                 [COVER IMAGE]


                     -------------------------------------

                      HUMAN ACHIEVEMENT BY TSING-FANG CHEN

          FOR THIS STUDY IN MODERN ICONOGRAPHY, TSING-FANG CHEN CREAT-

         ED A MULTICULTURAL COLLAGE OF SYMBOLS REPRESENTING THE FINEST

          ACHIEVEMENTS OF PEOPLE AROUND THE WORLD. TODAY, THE INTERNA-

          TIONAL MARKETPLACE HELPS PUT MANY OF THE WORLD'S GREAT IDEAS

           INTO ACTION--IDEAS THAT COULD BECOME THE SYMBOLS OF HUMAN

                       ACHIEVEMENT FOR THE 21ST CENTURY.

                     -------------------------------------

AIM International Equity Fund is for shareholders who seek long-term growth of capital. The fund invests in a diversified portfolio of international equity securities of companies with strong earnings momentum.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM International Equity Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o The fund's average annual total returns (including sales charges) for periods ended 9/30/00 (the most recent calendar quarter-end) are as follows:
    Class A shares, one year, 12.77%; five years, 12.36%; inception (4/7/92), 13.53%. Class B shares, one year, 13.53%; five years, 12.53%; inception (9/15/94), 11.46%. Class C shares, one year, 17.45%; inception (8/4/97),
    9.54%.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper International Fund Index represents an average of the 30 largest international funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged MSCI EAFE--Registered Trademark-- (Europe, Australasia, and the Far East) Index is a group of foreign securities tracked by Morgan Stanley Capital International.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the U.S. stock market.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                         AIM INTERNATIONAL EQUITY FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    It's an honor to address you as the AIM Funds' new chairman.
    [PHOTO OF       I feel privileged to succeed Ted Bauer, who recently retired
     Robert H.      from the funds' board and will soon retire as A I M
      Graham        Management Group's chairman after a long, successful career
   APPEARS HERE]    in the investment industry. Ted has always shown the highest degree of integrity and commitment to excellence, and I have always admired him. I'm also proud to be part of the team that launched AIM almost 25 years ago. From the beginning, AIM has been a very people-oriented, service-minded company, and I plan to carry on the tradition for our shareholders, financial advisors and employees.

                    UNCERTAIN MARKETS
                    The markets this year have been particularly volatile and confusing for many investors, especially for those who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 was down 1.81% year-to-date as of October 31, 2000. But market returns in the 20% to 30% range, such as we have seen in recent years, are not typical. If you expect these kinds of returns every year, you'll be disappointed. Historically, markets decline in one out of every four years. What we're seeing now is a normal downturn.
    This appears to be a worldwide trend. Throughout 2000, overseas markets generally have been more turbulent than their U.S. counterpart.

REASONS FOR OPTIMISM
While investors may need to temper their expectations, there are plenty of reasons to be optimistic. Economic fundamentals remain strong, and many believe that the Federal Reserve Board may have succeeded in bringing the economy to a "soft landing." Gross domestic product growth slowed to 2.4% in the third quarter from the rapid pace of about 7% a year ago. With this slowdown, it seems unlikely that the Fed will raise interest rates in the near future, and stable interest rates provide a solid environment for both stocks and bonds.
    In Europe, the region's economic and investment future continues to look bright despite the weak euro. Restructuring, merger activity and tax reform bode well for European economies. In Asia, most analysts think the continuing strength of the U.S. economy will help boost Asian stock markets.

THE VALUE OF ADVICE
The current environment illustrates the value of professional money management. Knowing when to buy and sell takes expertise and discipline even in the best of markets. During downturns, many investors may be tempted to make decisions based on emotions instead of strategy. The wisest choice is to rely on a professional money manager to make these decisions for you.
    In these uncertain times, it's important to keep market volatility in perspective. Mutual fund investing should be a long-term endeavor. Remember why you're investing, whether it's for your retirement or your child's education, and think about your time frame. If you're unsure about whether your investments can meet your goals, visit your financial advisor for help.
    In the following pages, your fund's portfolio managers discuss market activity, how they managed your fund during the fiscal year and their near-term outlook. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman

                     -------------------------------------

                                  THE CURRENT

                                  ENVIRONMENT

                             ILLUSTRATES THE VALUE

                                OF PROFESSIONAL

                               MONEY MANAGEMENT.

                              KNOWING WHEN TO BUY

                                 AND SELL TAKES

                                 EXPERTISE AND

                             DISCIPLINE EVEN IN THE

                                BEST OF MARKETS.

                     -------------------------------------


                         AIM INTERNATIONAL EQUITY FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


AIM INTERNATIONAL EQUITY FUND WEATHERS GLOBAL TURBULENCE


HOW DID AIM INTERNATIONAL EQUITY FUND PERFORM OVER THE REPORTING PERIOD?
The fund faced a difficult market during the fiscal year ended October 31, 2000. Class A shares reported a total return of 3.16%, Class B shares 2.42% and Class C shares 2.37%. These returns are at net asset value, excluding sales charges. The fund outperformed the MSCI EAFE--Registered Trademark-- Index, which produced a -2.90% total return over the same time frame.

WHAT WERE THE MAJOR TRENDS IN INTERNATIONAL MARKETS OVER THE REPORTING PERIOD? Stock markets worldwide entered 2000 with a roar, led by technology, media and telecommunications (TMT) stocks. This rally lasted until March, when inflation fears, rising interest rates and high stock prices sparked a worldwide tech sell-off.
    Since spring, volatility has been the watchword. In May and June, global markets improved amid mounting evidence that the U.S. economy was slowing, reducing the chance that the U.S. Federal Reserve Board (the Fed) would continue to raise interest rates. But the market upturn was short-lived. In late summer and early fall, the markets plunged again as investors worried about rising oil prices, unrest in the Middle East and lower corporate earnings.
    In September and October, a number of corporate heavyweights like Intel and Du Pont (not fund holdings) reported earnings disappointments, as rising oil prices and a weak euro crimped profit margins. These earnings dips rattled markets worldwide.

WHAT HAPPENED IN EUROPE OVER THE FISCAL YEAR?
Europe's common currency, the euro, hit a record low in October. Since its launch in January 1999 at $1.15, the currency has spent most of its existence below parity with the U.S. dollar. During the reporting period, European investors bought dollar-based assets, and U.S. investors tended to keep their money in U.S. markets.
    Near the end of the fiscal year, the European Central Bank increased interest rates to 4.5%, spurred by rising oil prices, a higher-than-expected rise in producer prices and employment increases in Germany and France.

WHAT WERE THE MAJOR MARKET DEVELOPMENTS IN ASIA?
The Japanese stock market has mirrored its U.S. counterpart in terms of volatility following the spring technology sell-off. Japan's economy, the world's second-largest, threatened to slip back into recession near the end of the fiscal year. However, there are signs that corporate Japan is beginning to take a more aggressive stance toward cost-cutting to bolster profits. Outside Japan, investment in Asia has weakened because of political turmoil in many countries and interest-rate concerns. Even Hong Kong, one of the best-performing Asian countries, has showed signs of slowing.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
Despite market volatility, we maintained our earnings-driven investment strategy, focusing on the stocks of industry leaders with accelerating earnings growth. This strategy led us to invest in TMT stocks. While these stocks were out of favor with the market for much of the fiscal year, we still believe that they show the best prospects for growth and capital appreciation. The fund also held stocks in the health-care and financial industries, among the best-performing areas of the stock market. In terms of market capitalization, the fund maintained its emphasis on large-cap stocks.

--------------------------------------------------------------------------------

READ THIS REPORT ONLINE!
Early in 2001, a new service will be available--electronic delivery of fund reports and prospectuses. Soon, you can read the same AIM report you are reading now--online. Once you sign up for the service, we will send you a link to the report via e-mail. If you choose to receive your reports online, you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    Please visit our Web site at www.aimfunds.com and go to "Your AIM Account." Log into your account and then click on the "View Other Account Options" dropdown menu and select "eDelivery."

--------------------------------------------------------------------------------

                     -------------------------------------

                     THE FUND'S COUNTRY ALLOCATION IS DIC-

                     TATED BY OUR STOCK-SELECTION PROCESS,

                      WHICH LED US TO INVEST IN STOCKS IN

                        FRANCE, CANADA AND SWITZERLAND.

                     -------------------------------------


          See important fund and index disclosures inside front cover.

                         AIM INTERNATIONAL EQUITY FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


IN WHAT COUNTRIES DID THE FUND HAVE INVESTMENTS?
The fund's country allocation is dictated by our stock-selection process, which led us to invest in stocks in France, Canada and Switzerland. In fact, Canada had one of the best-performing stock markets during the fiscal year.
    We reduced holdings in Japan, Germany and the United Kingdom because we did not find many stocks in these countries that produced accelerated earnings growth. As of October 31, 2000, European holdings made up 61% of the fund, Asian holdings about 20%, Canadian 8.71% and Latin American 5.1%.

WHAT WERE SOME OF THE FUND'S TOP HOLDINGS AS OF OCTOBER 31, 2000?
The fund's top holdings represent a fairly diversified portfolio:
o Novo Nordisk, based in Denmark, is the world's leading producer of insulin. Its other health-care products include women's hormone-replacement drugs, human growth hormones and drugs for hemophilia. The company has subsidiaries and offices in nearly 70 countries, and nearly half its sales are in Europe.
o RAS (Riunione Adriatica di Sicurta) sells insurance through about 1,500 agencies in Italy. Founded in 1838, RAS consists of a group of about 100 insurance, financial and real estate companies.
o Celestica makes printed circuit assemblies and systems for companies such as Cisco, IBM and Hewlett-Packard. Its products are used in computer servers, workstations and communications devices. Based in Canada, Celestica was formerly IBM's Toronto factory, spun off from Big Blue in 1996.
o BNP Paribas is one of Europe's largest banks, formed in 1999 by the merger of Banque Nationale de Paris and Paribas. In the United States, it owns regional bank holding company BancWest.
o   TotalFinaElf explores for, produces, refines, markets and trades petroleum.

WHAT'S YOUR OUTLOOK FOR THE NEAR TERM?
We expect global markets to remain volatile for the foreseeable future.
However, we believe that global economic expansion is likely to continue, and that earnings potential for TMT stocks remains strong.
    Despite volatility in Europe, the region's economic and investment future continues to look bright. Spending on technology and communications continues to increase. In addition, restructuring, merger activity and tax reform bode well for European economies.
    In Asia, most analysts think that the continuing strength of the U.S. economy will help boost Asian stock markets. The region benefits not only from exports but from increasing local consumption--half of the world's population lives in Asia. While the long-term outlook for Asia is favorable, markets are in a holding pattern waiting for a catalyst to grow further.
    In general, we have a positive outlook for the fund, our growth investment style and international investing.

================================================================================

PORTFOLIO COMPOSITION

As of 10/31/00, based on total net assets


==================================================================================================================================
TOP 10 EQUITY HOLDINGS                             TOP 10 INDUSTRIES                                   TOP 10 COUNTRIES
----------------------------------------------------------------------------------------------------------------------------------
 1. Novo Nordisk AS-Class B (Denmark)      1.98%    1. Communications Equipment               10.13%    1. France          18.94%
 2. RAS S.p.A (Italy)                      1.93     2. Electronics (Semiconductors)            6.33     2. United Kingdom  14.62
 3. Celestica Inc. (Canada)                1.91     3. Health Care (Drugs-Generic & Other)     6.05     3. Japan           11.68
 4. BNP Paribas (France)                   1.88     4. Banks (Major Regional)                  4.91     4. Canada           8.71
 5. Total Fina Elf S.A. (France)           1.86     5. Oil (International Integrated)          4.81     5. Switzerland      5.91
 6. STMicroelectronics N.V. (Netherlands)  1.84     6. Electronics (Component Distributors)    4.70     6. Denmark          4.28
 7. Vodafone AirTouch PLC (U.K.)           1.82     7. Telecommunications (Cellular/Wireless)  4.57     7. Germany          4.19
 8. Aventis S.A. (Spain)                   1.79     8. Services (Commercial & Consumer)        4.38     8. Netherlands      3.76
 9. Nokia Oyj (Finland)                    1.78     9. Telephone                               3.81     9. Mexico           3.40
10. Alcatel S.A. (France)                  1.73    10. Computers (Software & Services)         3.24    10. Hong Kong        3.23


The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.
==================================================================================================================================

[ART WORK]


          See important fund and index disclosures inside front cover.

                         AIM INTERNATIONAL EQUITY FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM INTERNATIONAL EQUITY FUND VS. BENCHMARK INDEXES

4/7/92-10/31/00

in thousands

=====================================================================================
            AIM International
            Equity Fund, Class     MSCI EAFE--Registered         Lipper International
                A Shares             Trademark-- Index                Fund Index
-------------------------------------------------------------------------------------
4/7/92           9454                    10000                       10000
10/92            9610                    9821.64                     9600.06
10/93            13200                   13500.6                     12869.9
10/94            14644                   14863.3                     14350.9
10/95            15411                   14808.1                     14283.9
10/96            17844                   16358.7                     16087.3
10/97            19884                   17116                       18237.5
10/98            21099                   18766.9                     19084.8
10/99            26529                   23089.5                     23483.4
10/00            27366                   22421                       24293.7

               $27,337                 $22,421                     $24,294

Source: Lipper, Inc.
Past performance does not guarantee comparable future results.
=====================================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
The chart compares your fund's Class A shares to benchmark indexes. It is important to understand the difference between your fund and an index. An index measures the performance of a hypothetical portfolio. Your fund's total return, shown with the applicable sales charge, includes fund expenses and management fees. A market index such as the EAFE--Registered Trademark-- is not managed, incurring no sales charges, expenses or fees. An index of funds, such as the Lipper International Fund Index, includes a number of mutual funds grouped by investment objective or style. Each of those funds interprets its objective differently, and each employs a different management approach and investment strategy. (Please note that the results for these indexes are for the period 3/31/92-10/31/00.) If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. Use of these indexes is intended to give you a general idea of how your fund performed compared to the stock market.

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/00, including sales charges

================================================================================
CLASS A SHARES
  Inception (4/7/92)                12.46%
  5 years                           10.91
  1 year                            -2.50*
  *3.16% excluding sales charges

CLASS B SHARES
  Inception (9/15/94)               10.00%
  5 years                           11.05
  1 year                            -2.51*
  *2.42% excluding CDSC

CLASS C SHARES
  Inception (8/4/97)                 6.89%
  1 year                             1.38*
  *2.37% excluding CDSC
================================================================================

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to differing fees and expenses. For fund performance calculations and descriptions of the indexes on this page, please see the inside front cover.


                         AIM INTERNATIONAL EQUITY FUND

                        ANNUAL REPORT / FOR CONSIDERATION

[ART WORK]

CHOOSE YOUR INVESTMENT PALETTE

No two pieces of art are exactly alike. Just as an artist may use different paints to create a piece, so does an investor use different kinds of investments to create a portfolio. And as with art, tastes can change over time--most investors have different goals at different stages in their lives, as well as varying tolerance for risk. The biggest advantage mutual funds offer is the potential for diversification. Providing funds with assorted objectives and goals allows investors to shape their portfolios to their specific needs and to spread their risk over several different funds, rather than painting their portfolios all one color.

GROWTH VS. INCOME
If you look at the list of AIM's retail mutual funds on the back of your fund report, you'll notice that they are divided into different types. Two that frequently appear are growth and income. Common stock is normally the growth component of a mutual fund with growth as a primary or secondary objective. Bonds are typically the income components of a mutual fund with income as a primary or secondary objective.
    Let's take a closer look at the categories into which AIM's retail mutual funds are divided. Keep in mind that funds listed under the same category don't necessarily have the same kind of investment strategy or portfolio, even if they have the same objective.

DOMESTIC MUTUAL FUNDS

GROWTH FUNDS
Growth funds typically invest in common stocks of companies whose businesses are growing. Growth companies tend to reinvest their profits toward expansion of their potential to produce greater returns instead of paying dividends. So growth mutual funds focus on generating capital gains--increasing the value of the stocks they hold--rather than current income, which means they generally don't pay regular income dividends. Growth funds usually do, however, make one capital-gains distribution per year, when there are gains.
    An increase over time in the value of a growth fund's portfolio means the fund's value, or share price, increases over time also. Shareholders in a growth fund, then, make money by selling their shares for more than they paid for them. Of course, the opposite is also true--shareholders can lose money by selling their shares for less than they paid for them. Growth funds usually range from moderate to very aggressive, depending on the size and types of companies in which they invest.

GROWTH AND INCOME FUNDS
A growth and income fund generally invests in common and preferred stocks and bonds of older, more established companies that have a longer track record of growth and paying dividends.
    A typical growth and income mutual fund will pay quarterly or annual income dividends to its shareholders. (Monthly dividends are not common.) In this way, growth and income funds can potentially provide long-term growth of investments and also current income. These funds tend to be more conservative than growth funds.

INCOME FUNDS
Income funds are generally designed to provide high current income rather than long-term growth. To that end, income funds usually invest chiefly in interest-paying corporate and government bonds. They may also own stocks of companies that pay regular dividends. Some income funds are more aggressive than others. The aggressiveness of a particular fund depends not only on the kinds of securities in which it invests, but also on the fund's sector allocation and maturity structure.
    For example, Treasury securities are considered a relatively safe investment because they are guaranteed by the U.S. government. However, lower risk also means lower return potential. On the other hand, lower-rated corporate bonds, often called junk bonds, involve more risk because they are not guaranteed--they are only as good as the companies that

[ART WORK]
                         AIM INTERNATIONAL EQUITY FUND

                        ANNUAL REPORT / FOR CONSIDERATION


issue them. But the added risk also means higher return potential.

    Income funds are considered more conservative and are suited for investors seeking income rather than growth.

TAX-FREE INCOME OR MUNICIPAL FUNDS
These funds provide shareholders with current income that is tax-exempt at some level, depending on the securities in which they invest. So municipal mutual funds appeal to investors who are looking to reduce income that would otherwise be subject to tax. Municipal bonds or notes, which are issued by state or local governments, are generally exempt from federal taxes. Federal securities, like Treasury bonds, are usually exempt from state taxes. And then there are some securities that are exempt from both federal and state taxes.(1)

MONEY MARKET FUNDS
A money market fund is one of the safest types of mutual funds available because its main goal is preserving your investment while paying current income in the form of interest. As a result, these funds tend to appeal to investors looking for safety, liquidity and some income from their investment. Money market funds invest in high-quality short-term securities such as commercial paper and U.S. government agency securities. Although money market funds are not guaranteed or insured by the U.S. government, the securities they hold are less risky than other types of fixed-income securities. The trade-off for safety of principal investment is a lower rate of return.(2)

INTERNATIONAL AND GLOBAL MUTUAL FUNDS

INTERNATIONAL GROWTH FUNDS
An international growth fund has the same objective as a domestic growth fund, except it invests in stocks of companies located outside the United States. Like their domestic counterparts, international growth funds tend to pay distributions in the form of capital gains rather than dividends. An international growth mutual fund might invest in a particular country, region or continent depending on the investment strategy shown in its prospectus.
    International funds carry different risks than domestic funds because most foreign markets are not as established as the markets in the United States. Other risks include changes in the value of the U.S. dollar compared to foreign currencies, accounting differences, political risks and foreign regulatory differences.

GLOBAL GROWTH, GLOBAL GROWTH AND INCOME, AND GLOBAL INCOME FUNDS
These funds are similar to their domestic equivalents in terms of their goals and the income distributions they pay. Global funds are comparable to international funds in that they can invest in stocks of companies outside the United States. But global funds can also invest substantially in U.S. stocks; international funds generally do not. The amount of a global fund's portfolio that can be invested in the United States varies greatly from fund to fund, according to a fund's prospectus. Global funds carry the same risks as international funds.

SPECIALIZED FUNDS

THEME FUNDS
Theme or sector funds invest primarily in a particular industry or sector of the economy, either domestically or globally. Theme funds are required by prospectus to invest a certain percentage of their assets in their industry or sector of choice under normal market conditions. As a result, theme funds present greater risk and potential reward than more diversified funds. The types of securities held by a theme fund determine its goal of growth and/or income.

--------------------------------------------------------------------------------

TYPES OF FUND DISTRIBUTIONS

INCOME DIVIDENDS are paid from dividends and/or interest from securities in a fund's portfolio. For example, if a company in which a mutual fund owns stock distributes some of its earnings to its shareholders as a dividend, the fund passes on those earnings to its own shareholders. Income dividends are usually taxed as ordinary income.

CAPITAL GAINS represent the net profit realized from the growth in value of the holdings in a fund's portfolio. These distributions are usually made once per year. There are two types of capital gains:
o Short-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for less than a year. Short-term capital gains are taxed as ordinary income.
o Long-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for more than a year. Long-term capital gains are usually taxed at the capital-gains rate, which is typically lower than ordinary income-tax rates.

--------------------------------------------------------------------------------

(1) Investors in tax-free income funds still have a risk of incurring taxes on capital-gains distributions, for example, so it's wise to see your tax advisor before investing in such funds.

(2) There is no guarantee that a money market fund will be able to maintain a stable net asset value of $1.00 per share.

See the back cover for a complete list of AIM's retail mutual funds. For more information about your fund's objective, read your fund prospectus. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

                         AIM INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

October 31, 2000

                                                     MARKET
                                        SHARES       VALUE

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-89.68%

AUSTRALIA-0.80%

AMP Ltd. (Insurance-Life/Health)        1,352,000  $ 12,187,072
---------------------------------------------------------------
Brambles Industries Ltd. (Air
  Freight)                                383,000     9,930,175
---------------------------------------------------------------
Cable & Wireless Optus Ltd.
  (Telephone)(a)                        3,103,700     6,573,569
===============================================================
                                                     28,690,816
===============================================================

BRAZIL-1.56%

Brasil Telecom Participacoes
  S.A.-ADR (Telephone)                    105,840     5,735,205
---------------------------------------------------------------
Companhia de Bebidas das
  Americas-ADR
  (Beverages-Alcoholic)                   902,100    20,353,631
---------------------------------------------------------------
Embratel Participacoes S.A.-ADR
  (Telephone)                             492,800     7,977,200
---------------------------------------------------------------
Petroleo Brasileiro
  S.A.-Petrobras-Pfd. (Oil &
  Gas-Exploration & Production)           821,314    21,768,369
---------------------------------------------------------------
Tele Centro Oeste Celular
  Participacoes S.A.-ADR
  (Telecommunication-Cellular/
  Wireless)                                     1            10
===============================================================
                                                     55,834,415
===============================================================

CANADA-8.71%

360networks Inc.
  (Telecommunications-Long
  Distance)(a)                            811,500    14,708,437
---------------------------------------------------------------
Bombardier Inc.-Class B
  (Aerospace/Defense)                   3,853,400    60,426,197
---------------------------------------------------------------
C-MAC Industries, Inc.
  (Electronics-Component
  Distributors)(a)                        703,600    39,618,673
---------------------------------------------------------------
Celestica Inc.
  (Electronics-Semiconductors)(a)         959,500    68,351,732
---------------------------------------------------------------
Cognos, Inc. (Computer Software &
  Services)(a)                            839,200    34,826,800
---------------------------------------------------------------
Mitel Corp. (Communications
  Equipment)(a)                           466,000     7,627,840
---------------------------------------------------------------
Nortel Networks Corp.
  (Communications Equipment)              921,828    41,943,174
---------------------------------------------------------------
Rogers Communications, Inc.-Class B
  (Telecommunications-Cellular/Wireless)  911,200    17,659,608
---------------------------------------------------------------
Shaw Communications Inc.-Class B
  (Broadcasting-Television, Radio &
  Cable)                                1,298,700    26,572,628
===============================================================
                                                    311,735,089
===============================================================

DENMARK-4.28%

GN Store Nord A.S. (Communications
  Equipment)                            2,018,100    39,122,061
---------------------------------------------------------------
Novo Nordisk A.S.-Class B (Health
  Care-Drugs-Generic & Other)(a)         333,500    70,735,740
---------------------------------------------------------------
Vestas Wind Systems A.S.
  (Manufacturing-Specialized)            798,300    43,240,416
===============================================================
                                                    153,098,217
===============================================================

FINLAND-1.78%

Nokia Oyj (Communications
  Equipment)                            1,550,000    63,784,110
===============================================================

                                                     MARKET
                                      SHARES         VALUE

FRANCE-18.94%

Alcatel S.A. (Communications
  Equipment)                         1,011,400   $   61,713,539
---------------------------------------------------------------
Altran Technologies S.A.
  (Services-Commercial & Consumer)     279,600       57,161,364
---------------------------------------------------------------
Assurances Generales de France
  (Insurance-Multi-Line)              617,700       33,811,616
---------------------------------------------------------------
Aventis S.A.
  (Chemicals-Diversified)(a)           888,700       64,106,597
---------------------------------------------------------------
BNP Paribas (Banks-Major Regional)     778,250       67,102,925
---------------------------------------------------------------
Havas Advertising S.A.
  (Services-Advertising/Marketing)  1,943,450       31,320,375
---------------------------------------------------------------
M6 Metropole Television
  (Broadcasting-Television, Radio
  & Cable)                             176,000        7,766,845
---------------------------------------------------------------
Pinault-Printemps-Redoute S.A.
  (Retail-General Merchandise)         210,300       37,532,471
---------------------------------------------------------------
PSA Peugeot Citroen (Automobiles)      150,900       27,789,299
---------------------------------------------------------------
Publicis Groupe
  (Services-Advertising/
  Marketing)(a)                      1,075,600       35,188,746
---------------------------------------------------------------
Sanofi-Synthelabo S.A. (Health
  Care-Drugs-Generic & Other)         577,500       30,385,913
---------------------------------------------------------------
Schneider Electric S.A.
  (Housewares)(a)                      240,100       15,638,646
---------------------------------------------------------------
Societe Generale-Class A
  (Banks-Major Regional)               737,050       41,845,782
---------------------------------------------------------------
Societe Television Francaise 1
  (Broadcasting-Television, Radio
  & Cable)                             617,650       33,704,046
---------------------------------------------------------------
STMicroelectronics N.V.
  (Electronics-Semiconductors)      1,303,500       65,764,498
---------------------------------------------------------------
Total Fina Elf S.A.
  (Oil-International Integrated)       466,144       66,696,998
===============================================================
                                                    677,529,660
===============================================================

GERMANY-4.19%

ADVA A.G. Optical Networking
  (Communications Equipment)(a)        153,700       11,282,844
---------------------------------------------------------------
Altana A.G. (Health
  Care-Drugs-Generic & Other)          261,540       31,739,697
---------------------------------------------------------------
MLP A.G.-Pfd. (Services-Commercial
  & Consumer)                          216,900       29,267,477
---------------------------------------------------------------
Porsche A.G.-Pfd. (Automobiles)         15,000       50,282,512
---------------------------------------------------------------
Siemens A.G.
  (Manufacturing-Diversified)          213,300       27,152,557
===============================================================
                                                    149,725,087
===============================================================

HONG KONG-3.23%

China Mobile Ltd.
  (Telecommunications-
  Cellular/Wireless)(a)              9,104,000       58,366,457
---------------------------------------------------------------
Dao Heng Bank Group Ltd.
  (Banks-Regional)                   3,880,000       19,601,487
---------------------------------------------------------------
Hutchison Whampoa Ltd. (Retail-Food
  Chains)                            3,018,400       37,541,326
===============================================================
                                                    115,509,270
===============================================================

ITALY-2.17%

Gruppo Editoriale L'Espresso
  (Publishing)                         802,600        8,779,720
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

ITALY-(CONTINUED)

Riunione Adriatica di Sicurta S.P.A
  (Insurance Brokers)                5,257,600   $   69,025,009
===============================================================
                                                     77,804,729
===============================================================

JAPAN-11.68%

Advantest Corp.
  (Electronics-Instrumentation)        168,000       21,909,362
---------------------------------------------------------------
Crayfish Co. Ltd.-ADR
  (Computers-Software &
  Services)(a)                         894,300        1,397,344
---------------------------------------------------------------
Hirose Electric Co. Ltd.
  (Electronics-Component
  Distributors)                        153,200       17,690,693
---------------------------------------------------------------
Hoya Corp.
  (Manufacturing-Specialized)          270,000       22,319,571
---------------------------------------------------------------
Matsushita Communication Industrial
  Co., Ltd. (Telephone)                199,000       26,079,824
---------------------------------------------------------------
Murata Manufacturing Co., Ltd.
  (Electronics-Component
  Distributors)                        147,000       17,594,465
---------------------------------------------------------------
NEC Corp. (Computers-Hardware)       1,446,000       27,564,313
---------------------------------------------------------------
Nippon Telegraph & Telephone Corp.
  (Telecommunications-Long
  Distance)                              2,573       23,415,562
---------------------------------------------------------------
NTT Data Corp. (Computers-Software
  & Services)(a)                         1,984       15,455,254
---------------------------------------------------------------
NTT DoCoMo, Inc.
  (Telecommunications-
  Cellular/Wireless)                       903       22,261,559
---------------------------------------------------------------
Ricoh Co., Ltd. (Office Equipment &
  Supplies)                          1,141,000       17,567,521
---------------------------------------------------------------
Rohm Co. Ltd.
  (Electronics-Component
  Distributors)                         63,000       15,883,517
---------------------------------------------------------------
Sanix Inc. (Services-Commercial &
  Consumer)                            265,200       13,586,290
---------------------------------------------------------------
Sanyo Electric Co., Ltd.
  (Electronics-Component
  Distributors)                      7,152,000       54,402,786
---------------------------------------------------------------
Sharp Corp. (Electrical Equipment)     918,000       11,694,268
---------------------------------------------------------------
Sony Corp. (Electrical Equipment)      335,800       26,835,687
---------------------------------------------------------------
Takeda Chemical Industries Ltd.
  (Health Care-Drugs-Generic &
  Other)                               642,000       42,303,808
---------------------------------------------------------------
Tokyo Electron Ltd. (Electronics-
  Semiconductors)                      272,000       21,288,365
---------------------------------------------------------------
Trend Micro Inc.
  (Computers-Software &
  Services)(a)                         196,700       18,567,658
===============================================================
                                                    417,817,847
===============================================================

MEXICO-3.40%

Coca-Cola Femsa S.A.-ADR
  (Beverages-Non-Alcoholic)            796,800       15,288,600
---------------------------------------------------------------
Fomento Economico Mexicano, S.A. de
  C.V.-ADR (Beverages-Alcoholic)       669,970       25,584,479
---------------------------------------------------------------
Grupo Modelo S.A. de C.V.-Series C
  (Beverages-Alcoholic)              4,538,900       12,104,366
---------------------------------------------------------------
Grupo Televisa S.A.-GDR
  (Entertainment)(a)                   536,200       29,021,825
---------------------------------------------------------------
Kimberly-Clark de Mexico, S.A. de
  C.V.-Class A (Paper & Forest
  Products)                          1,979,000        5,060,296
---------------------------------------------------------------
Telefonos de Mexico S.A. de
  C.V.-Class L-ADR (Telephone)         269,900       14,557,731
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

MEXICO-(CONTINUED)

Wal-Mart de Mexico S.A. de
  C.V.-Series C (Retail-General
  Merchandise)(a)                    8,782,000   $   20,021,711
===============================================================
                                                    121,639,008
===============================================================

NETHERLANDS-3.76%

Koninklijke (Royal) Philips
  Electronics N.V. (Electrical
  Equipment)                         1,363,700       53,594,748
---------------------------------------------------------------
Koninklijke Numico N.V. (Foods)        743,400       34,761,841
---------------------------------------------------------------
VNU N.V. (Publishing)                  978,600       46,092,133
===============================================================
                                                    134,448,722
===============================================================

NORWAY-0.22%

Tomra Systems A.S.A.
  (Manufacturing-Specialized)          194,650        7,825,526
===============================================================

SINGAPORE-1.27%

Chartered Semiconductor
  Manufacturing Ltd.-ADR
  (Electronics-Semiconductors)(a)      117,900        5,482,350
---------------------------------------------------------------
Datacraft Asia Ltd. (Communications
  Equipment)                         1,475,136       10,104,682
---------------------------------------------------------------
DBS Group Holdings Ltd.
  (Banks-Money Center)               1,393,274       16,421,324
---------------------------------------------------------------
Keppel Corp. Ltd. (Engineering &
  Construction)                      3,901,900        7,775,807
---------------------------------------------------------------
Singapore Press Holdings Ltd.
  (Publishing-Newspapers)              386,000        5,516,484
===============================================================
                                                     45,300,647
===============================================================

SOUTH KOREA-0.91%

Korea Telecom Corp.-ADR (Telephone)    464,000       17,110,000
---------------------------------------------------------------
Pohang Iron & Steel Co. Ltd.-ADR
  (Iron & Steel)                       387,800        6,132,088
---------------------------------------------------------------
Samsung Electronics N.V.
  (Electronics-Component
  Distributors)                         74,600        9,345,495
===============================================================
                                                     32,587,583
===============================================================

SPAIN-1.63%

Telefonica S.A. (Telephone)(a)       2,684,827       51,197,410
---------------------------------------------------------------
Telefonica S.A.-ADR (Telephone)(a)     123,805        7,172,952
===============================================================
                                                     58,370,362
===============================================================

SWEDEN-0.11%

Assa Abloy A.B.-Class B (Metal
  Fabricators)                         104,150        1,917,952
---------------------------------------------------------------
OM Grupppen A.B. (Investment
  Banking/Brokerage)                    57,050        2,038,377
===============================================================
                                                      3,956,329
===============================================================

SWITZERLAND-5.91%

Adecco S.A. (Services-Commercial &
  Consumer)                             28,391       19,635,015
---------------------------------------------------------------
Compagnie Financiere Richemont
  A.G.-Units (Tobacco)(b)               20,000       55,639,014
---------------------------------------------------------------
Julius Baer Holding Ltd.-Class B
  (Banks-Major Regional)                 1,835        9,086,686
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

SWITZERLAND-(CONTINUED)

Kudelski S.A.
  (Electronics-Component
  Distributors)(a)                      10,000   $   13,464,641
---------------------------------------------------------------
Nestle S.A. (Foods)(a)                  18,000       37,305,959
---------------------------------------------------------------
Serono S.A.-Class B (Health
  Care-Drugs-Generic & Other)           45,720       41,133,500
---------------------------------------------------------------
Swatch Group A.G. (The)-Class B
  (Consumer-Jewelry, Novelties &
  Gifts)                                26,600       35,223,947
===============================================================
                                                    211,488,762
===============================================================

TAIWAN-0.51%

Far Eastern Textile Ltd.
  (Textiles-Apparel)                 1,120,246          921,842
---------------------------------------------------------------
Taiwan Semiconductor Manufacturing
  Co. Ltd.
  (Electronics-Semiconductors)(a)    5,706,240       17,299,660
===============================================================
                                                     18,221,502
===============================================================

UNITED KINGDOM-14.62%

ARM Holdings PLC (Electronics-
  Semiconductors)(a)                 4,900,850       48,369,037
---------------------------------------------------------------
Bookham Technology PLC
  (Communications Equipment)(a)        166,300        5,476,636
---------------------------------------------------------------
BP Amoco PLC (Oil-International
  Integrated)                        5,686,300       48,239,345
---------------------------------------------------------------
Capita Group PLC
  (Services-Commercial & Consumer)   4,869,600       37,105,622
---------------------------------------------------------------
CMG PLC (Computers-Software &
  Services)                            959,400       15,998,928
---------------------------------------------------------------
Logica PLC (Computers-Software &
  Services)                            997,900       29,531,899
---------------------------------------------------------------
Marconi PLC (Communications
  Equipment)                         4,286,300       54,123,882
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

UNITED KINGDOM-(CONTINUED)

Pace Micro Technology PLC
  (Communications Equipment)         1,618,300   $   11,556,099
---------------------------------------------------------------
Royal Bank of Scotland Group PLC
  (Banks-Major Regional)             2,568,300       57,666,446
---------------------------------------------------------------
Shell Transport & Trading Co. (Oil-
  International Integrated)          7,119,800       57,300,243
---------------------------------------------------------------
Spirent PLC (Communications
  Equipment)                         6,011,250       55,751,014
---------------------------------------------------------------
Vodafone Group PLC
  (Telecommunications-
  Cellular/Wireless)                15,651,928       65,141,595
---------------------------------------------------------------
WPP Group PLC
  (Services-Advertising/Marketing)   2,725,550       36,591,735
===============================================================
                                                    522,852,481
===============================================================
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $2,588,322,261)                             3,208,220,162
===============================================================

MONEY MARKET FUNDS-13.31%

STIC Liquid Assets Portfolio(c)      238,167,382    238,167,382
---------------------------------------------------------------
STIC Prime Portfolio(c)              238,167,382    238,167,382
===============================================================
    Total Money Market Funds (Cost
      $476,334,764)                                 476,334,764
===============================================================

TOTAL INVESTMENTS-102.99% (Cost
  $3,064,657,025)                                 3,684,554,926
===============================================================

LIABILITIES LESS OTHER
  ASSETS-(2.99%)                                   (107,078,104)
===============================================================

NET ASSETS-100.00%                               $3,577,476,822
_______________________________________________________________
===============================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
GDR  - Global Depositary Receipt
Ltd. - Limited
Pfd. - Preferred

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit includes common or preferred shares of the issuer.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000


ASSETS:

Investments, at market value (cost
  $3,064,657,025)                              $3,684,554,926
-------------------------------------------------------------
Foreign currencies, at value (cost
  $50,104,560)                                     50,273,027
-------------------------------------------------------------
Receivables for:
  Investments sold                                  7,861,206
-------------------------------------------------------------
  Capital stock sold                               35,370,022
-------------------------------------------------------------
  Dividends and interest                            6,355,882
-------------------------------------------------------------
Collateral for securities loaned                  181,195,014
-------------------------------------------------------------
Investment for deferred compensation plan              65,629
-------------------------------------------------------------
Other assets                                          428,891
=============================================================
    Total assets                               $3,966,104,597
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                           185,702,331
-------------------------------------------------------------
  Capital stock reacquired                         14,641,659
-------------------------------------------------------------
  Collateral upon return of securities loaned     181,195,014
-------------------------------------------------------------
  Deferred compensation plan                           65,629
-------------------------------------------------------------
Accrued advisory fees                               2,611,826
-------------------------------------------------------------
Accrued administrative services fees                   18,490
-------------------------------------------------------------
Accrued distribution fees                           2,562,271
-------------------------------------------------------------
Accrued directors' fees                                   741
-------------------------------------------------------------
Accrued transfer agent fees                         1,024,349
-------------------------------------------------------------
Accrued operating expenses                            805,465
=============================================================
    Total liabilities                             388,627,775
=============================================================
Net assets applicable to shares outstanding    $3,577,476,822
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                        $2,325,635,811
_____________________________________________________________
=============================================================
Class B                                        $  997,842,582
_____________________________________________________________
=============================================================
Class C                                        $  253,998,429
_____________________________________________________________
=============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                      400,000,000
-------------------------------------------------------------
  Outstanding                                     107,655,983
_____________________________________________________________
=============================================================
Class B:
  Authorized                                      200,000,000
-------------------------------------------------------------
  Outstanding                                      47,952,089
_____________________________________________________________
=============================================================
Class C:
  Authorized                                      200,000,000
-------------------------------------------------------------
  Outstanding                                      12,196,926
_____________________________________________________________
=============================================================
Class A:
  Net asset value and redemption price per
    share                                      $        21.60
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $21.60 divided by
    94.50%)                                    $        22.86
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        20.81
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        20.82
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 2000


INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $3,540,954)                                  $  51,813,671
------------------------------------------------------------
Dividends from affiliated money market funds      15,111,834
------------------------------------------------------------
Interest                                             412,303
------------------------------------------------------------
Security lending income                              391,360
============================================================
    Total investment income                       67,729,168
============================================================

EXPENSES:

Advisory fees                                     35,553,208
------------------------------------------------------------
Administrative services fees                         222,616
------------------------------------------------------------
Custodian fees                                     2,535,839
------------------------------------------------------------
Distribution fees -- Class A                       7,664,862
------------------------------------------------------------
Distribution fees -- Class B                      11,204,523
------------------------------------------------------------
Distribution fees -- Class C                       2,193,948
------------------------------------------------------------
Transfer agent fees -- Class A                     4,136,260
------------------------------------------------------------
Transfer agent fees -- Class B                     2,203,596
------------------------------------------------------------
Transfer agent fees -- Class C                       431,484
------------------------------------------------------------
Directors' fees                                       13,946
------------------------------------------------------------
Other                                              1,505,292
============================================================
    Total expenses                                67,665,574
============================================================
Less: Fees waived                                 (1,697,400)
------------------------------------------------------------
    Expenses paid indirectly                         (57,572)
============================================================
    Net expenses                                  65,910,602
============================================================
Net investment income                              1,818,566
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                          307,049,154
------------------------------------------------------------
  Foreign currencies                             (16,252,477)
============================================================
                                                 290,796,677
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                         (272,160,867)
------------------------------------------------------------
  Foreign currencies                              (2,268,302)
============================================================
                                                (274,429,169)
============================================================
Net gain on investment securities and foreign
  currencies                                      16,367,508
============================================================
Net increase in net assets resulting from
  operations                                   $  18,186,074
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended October 31, 2000 and 1999

                                                                   2000              1999
                                                              --------------    --------------

OPERATIONS:

  Net investment income (loss)                                $    1,818,566    $  (10,949,841)
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                   290,796,677       182,790,856
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                (274,429,169)      474,142,542
==============================================================================================
    Net increase in net assets resulting from operations          18,186,074       645,983,557
==============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                 --       (10,410,630)
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                        (86,520,783)      (20,381,375)
----------------------------------------------------------------------------------------------
  Class B                                                        (38,910,409)       (9,045,542)
----------------------------------------------------------------------------------------------
  Class C                                                         (5,375,907)         (756,877)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        313,494,138       (80,693,853)
----------------------------------------------------------------------------------------------
  Class B                                                        148,996,045       (28,456,976)
----------------------------------------------------------------------------------------------
  Class C                                                        163,874,554        39,293,753
==============================================================================================
    Net increase in net assets                                   513,743,712       535,532,057
==============================================================================================

NET ASSETS:

  Beginning of year                                            3,063,733,110     2,528,201,053
==============================================================================================
  End of year                                                 $3,577,476,822    $3,063,733,110
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $2,727,015,413    $2,002,598,882
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (137,143)       (8,098,861)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities
    and foreign currencies                                       233,356,824       177,562,192
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                           617,241,728       891,670,897
==============================================================================================
                                                              $3,577,476,822    $3,063,733,110
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM International Equity Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2000, undistributed net investment income was increased by $6,143,152, undistributed net realized gains decreased by $104,194,946 and paid in capital increased by $98,051,794 as a result of book/tax differences due to utilization of a portion of the proceeds from redemptions as distributions for federal income tax purposes, foreign currency transactions and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Bond Premiums -- It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.
H. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $1 billion of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $1 billion. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.05% on net assets in excess of $500 million. During the year ended October 31, 2000, AIM waived fees of $1,697,400.
   The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2000, AIM was paid $222,616 for such services.
   The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 2000, AFS was paid $2,661,410 for such services.
   The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $7,664,862, $11,204,523 and $2,193,948, respectively, as compensation under the Plans.
   AIM Distributors received commissions of $735,919 from sales of the Class A shares of the Fund during the year ended October 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2000, AIM Distributors received $263,758 in contingent deferred sales charges imposed on redemptions of Fund shares.
   Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
   During the year ended October 31, 2000, the Fund paid legal fees of $10,103 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $52,626 and reductions in custodian fees of $4,946 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $57,572.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly and failed to return the securities.
   At October 31, 2000, securities with an aggregate value of $172,157,948 were on loan to brokers. The loans were secured by cash collateral of $181,195,014 received by the Fund. For the year ended October 31, 2000, the Fund received fees of $391,360 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2000 was $3,388,830,409 and $3,103,179,568, respectively.
   The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $ 773,072,876
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                      (165,458,341)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $ 607,614,535
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $3,076,940,391.

NOTE 8-CAPITAL STOCK

Changes in capital stock outstanding during the years October 31, 2000 and 1999 were as follows:

                                                                         2000                              1999
                                                            ------------------------------    -------------------------------
                                                              SHARES           AMOUNT            SHARES           AMOUNT
                                                            -----------    ---------------    ------------    ---------------
Sold:
  Class A                                                    74,959,702    $ 1,884,430,622     144,897,083    $ 2,695,101,630
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                    10,706,006        266,318,794      11,600,846        212,065,890
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                    11,663,828        288,872,717       9,254,771        168,733,197
=============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                     3,304,133         80,984,287       1,596,985         28,282,611
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                     1,485,236         35,304,035         482,230          8,356,948
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                       214,163          5,094,930          39,786            689,883
=============================================================================================================================
Issued in connection with acquisitions:*
  Class A                                                            --                 --       5,974,789        108,110,501
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                            --                 --       2,061,255         36,453,921
=============================================================================================================================
Reacquired:
  Class A                                                   (65,335,468)    (1,651,920,771)   (155,781,747)    (2,912,188,595)
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                    (6,258,901)      (152,626,784)    (15,614,562)      (285,333,735)
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                    (5,276,103)      (130,093,093)     (7,117,246)      (130,129,327)
=============================================================================================================================
                                                             25,462,596    $   626,364,737      (2,605,810)   $   (69,857,076)
_____________________________________________________________________________________________________________________________
=============================================================================================================================

* The Fund acquired AIM International Growth Fund on February 12, 1999. The acquired fund's net assets as of the closing date were $144,564,422. The net assets of the Fund immediately prior to acquisition were $2,655,808,540.

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           CLASS A
                                                              ------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------------
                                                               2000(a)         1999        1998(a)       1997(a)       1996(a)
                                                              ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period                          $    21.73    $    17.59    $    16.64    $    15.37    $    13.65
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      0.08         (0.03)         0.05          0.04          0.04
--------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            0.72          4.49          0.96          1.68          2.07
================================================================================================================================
    Total from investment operations                                0.80          4.46          1.01          1.72          2.11
================================================================================================================================
Less distributions:
  Dividends from net investment income                                --         (0.11)        (0.06)        (0.02)        (0.01)
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            (0.93)        (0.21)           --         (0.43)        (0.38)
================================================================================================================================
    Total distributions                                            (0.93)        (0.32)        (0.06)        (0.45)        (0.39)
================================================================================================================================
Net asset value, end of period                                $    21.60    $    21.73    $    17.59    $    16.64    $    15.37
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                                     3.16%        25.73%         6.11%        11.43%        15.79%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,325,636    $2,058,419    $1,724,635    $1,577,390    $1,108,395
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.44%(c)      1.48%         1.45%         1.47%         1.58%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                               1.48%(c)      1.52%         1.49%         1.51%         1.60%
================================================================================================================================
Ratio of net investment income to average net assets                0.30%(c)     (0.14)%        0.28%         0.24%         0.25%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                               87%           86%           78%           50%           66%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)Calculated using average shares outstanding.
(b)Does not include sales charges.
(c)Ratios are based on average daily net assets of $2,554,953,820.

                                                                                      CLASS B
                                                              --------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                              2000(a)     1999(a)     1998(a)     1997(a)     1996(a)
                                                              --------    --------    --------    --------    --------
Net asset value, beginning of period                          $  21.11    $  17.13    $  16.27    $  15.13    $  13.54
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.11)      (0.17)      (0.09)      (0.09)      (0.07)
----------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.74        4.36        0.95        1.66        2.04
======================================================================================================================
    Total from investment operations                              0.63        4.19        0.86        1.57        1.97
======================================================================================================================
Less distributions from net realized gains                       (0.93)      (0.21)         --       (0.43)      (0.38)
======================================================================================================================
Net asset value, end of period                                $  20.81    $  21.11    $  17.13    $  16.27    $  15.13
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                   2.42%      24.72%       5.29%      10.61%      14.88%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $997,843    $887,106    $744,987    $678,809    $368,355
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                2.18%(c)    2.27%       2.22%       2.25%       2.35%
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.22%(c)    2.31%       2.26%       2.28%       2.37%
======================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.44)%(c)  (0.93)%     (0.49)%     (0.53)%     (0.53)%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                             87%         86%         78%         50%         66%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)Calculated using average shares outstanding.
(b)Does not include contingent deferred sales charges.
(c)Ratios are based on average daily net assets of $1,120,452,259.

                                                                                   CLASS C
                                                              ---------------------------------------------------
                                                                                                      AUGUST 4,
                                                                                                        1997
                                                                                                     (DATE SALES
                                                                    YEAR ENDED OCTOBER 31,          COMMENCED) TO
                                                              ----------------------------------     OCTOBER 31,
                                                              2000(a)       1999(a)     1998(a)        1997(a)
                                                              ------------------------------------------------
Net asset value, beginning of period                          $  21.13      $  17.14    $  16.27      $  17.64
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.11)        (0.17)      (0.09)        (0.02)
--------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.73          4.37        0.96         (1.35)
==============================================================================================================
    Total from investment operations                              0.62          4.20        0.87         (1.37)
==============================================================================================================
Less distributions from net realized gains                       (0.93)        (0.21)         --            --
==============================================================================================================
Net asset value, end of period                                $  20.82      $  21.13    $  17.14      $  16.27
______________________________________________________________________________________________________________
==============================================================================================================
Total return(b)                                                   2.37%        24.76%       5.35%         7.77%
______________________________________________________________________________________________________________
==============================================================================================================

Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $253,998      $118,208    $ 58,579      $ 12,829
______________________________________________________________________________________________________________
==============================================================================================================

Ratio of expenses to average net assets:
  With fee waivers                                                2.18%(c)      2.27%       2.22%         2.27%(d)
--------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.22%(c)      2.31%       2.26%         2.30%(d)
==============================================================================================================

Ratio of net investment income (loss) to average net assets      (0.44)%(c)    (0.93)%     (0.49)%       (0.55)%(d)
______________________________________________________________________________________________________________
==============================================================================================================

Portfolio turnover rate                                             87%           86%         78%           50%
______________________________________________________________________________________________________________
==============================================================================================================


(a)Calculated using average shares outstanding.
(b)Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)Ratios are based on average daily net assets of $219,394,811.
(d)Annualized.

                       INDEPENDENT AUDITORS' REPORT

                       To the Board of Directors and Shareholders of AIM International Funds, Inc.:

                       We have audited the accompanying statement of assets and liabilities of AIM International Equity Fund (a portfolio of AIM International Funds, Inc.), including the schedule of investments, as of October 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with auditing
                       standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM International Equity Fund as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                       KPMG LLP

                       December 6, 2000
                       Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM International Equity Fund (the "Fund"), a portfolio of AIM International Funds, Inc., a Maryland corporation (the "Company"), was held on May 3, 2000. The meeting was held for the following purposes:

(1)* To elect the following Directors: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)* To approve an Agreement and Plan of Reorganization which provides for the reorganization of the Company as a Delaware business trust.

(3) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(4)  To approve changing the fundamental investment restrictions of the Fund.

(5) To approve changing the investment objective of the Fund and making it non-fundamental.

(6) To ratify the selection of KPMG LLP as independent accountants of the Fund for the fiscal year ending in 2000.

     The results of the voting on the above matters were as follows:

                                                                                      VOTES       WITHHELD/
        DIRECTORS/MATTER                                               VOTES FOR     AGAINST     ABSTENTIONS
        ----------------                                              -----------   ----------   -----------
(1)*    Charles T. Bauer............................................  158,870,829          N/A    4,812,986
        Bruce L. Crockett...........................................  159,101,349          N/A    4,582,466
        Owen Daly II................................................  158,885,093          N/A    4,798,722
        Edward K. Dunn, Jr. ........................................  159,073,001          N/A    4,610,814
        Jack M. Fields..............................................  159,065,031          N/A    4,618,784
        Carl Frischling.............................................  158,952,763          N/A    4,731,052
        Robert H. Graham............................................  159,111,735          N/A    4,572,080
        Prema Mathai-Davis..........................................  159,002,065          N/A    4,681,750
        Lewis F. Pennock............................................  159,038,704          N/A    4,645,111
        Louis S. Sklar..............................................  159,052,236          N/A    4,631,579
(2)*    Adjournment of approval of an Agreement and Plan of
        Reorganization which provides for the reorganization of the
        Company as a Delaware business trust........................  114,017,566            1   49,666,248**
(3)     Adjournment of approval of a new Master Investment Advisory
        Agreement with A I M Advisors, Inc..........................   49,677,300    1,111,271   24,067,772**
(4)(a)  Adjournment of approval of changing or eliminating the
        Fundamental Restrictions on Issuer Diversification..........   48,653,608    1,743,944   24,458,791**
(4)(b)  Adjournment of approval of changing the Fundamental
        Restriction on Borrowing Money and Issuing Senior
        Securities..................................................   48,363,694    2,073,330   24,419,319**
(4)(c)  Adjournment of approval of changing the Fundamental
        Restriction on Underwriting Securities......................   48,524,033    1,840,545   24,491,765**
(4)(d)  Adjournment of approval of changing the Fundamental
        Restriction on Industry Concentration.......................   48,703,202    1,742,167   24,410,974**
(4)(e)  Adjournment of approval of changing the Fundamental
        Restriction on Purchasing or Selling Real Estate............   48,402,560    2,068,634   24,385,149**
(4)(f)  Adjournment of approval of changing the Fundamental
        Restriction on Purchasing or Selling Commodities............   48,152,375    2,179,668   24,524,300**
(4)(g)  Adjournment of approval of changing the Fundamental
        Restriction on Making Loans.................................   47,919,662    2,385,168   24,551,513**
(4)(h)  Adjournment of approval of a new Fundamental Investment
        Restriction on Investing all of the Fund's Assets in an
        Open-End Fund...............................................   48,272,184    1,981,265   24,602,894**
(4)(i)  Adjournment of approval of Eliminating the Fundamental
        Restriction on Margin Transactions..........................   47,539,100    2,750,845   24,566,398**
(4)(j)  Adjournment of approval of Eliminating the Fundamental
        Restriction on Investments in Oil, Gas or Other Mineral
        Exploration or Development Programs.........................   48,271,550    2,150,606   24,434,187**
(5)     Adjournment of approval of changing the Investment Objective
        and making it Non-Fundamental...............................   47,992,499    2,312,460   24,551,384**
(6)     Ratification of the selection of KPMG LLP as Independent
        Accountants of the Fund.....................................   71,368,494      638,413    2,849,436

     The Special Meeting of Shareholders of the Company was reconvened on May 31, 2000. The following matters were then considered:

                                                                                      VOTES       WITHHELD/
        MATTER                                                         VOTES FOR     AGAINST     ABSTENTIONS
        ------                                                        -----------   ----------   -----------
(2)*    Adjournment of approval of an Agreement and Plan of
        Reorganization which provides for the reorganization of the
        Company as a Delaware business trust........................  133,442,713    3,500,075   36,919,454**
(3)     Approval of a new Master Investment Advisory Agreement with
        A I M Advisors, Inc.........................................   63,478,216    1,357,910   18,293,324**
(4)(a)  Approval of changing or eliminating the Fundamental
        Restrictions on Issuer Diversification......................   62,287,405    2,094,488   18,747,557**
(4)(b)  Approval of changing the Fundamental Restriction on
        Borrowing Money and Issuing Senior Securities...............   61,921,308    2,495,150   18,712,992**
(4)(c)  Approval of changing the Fundamental Restriction on
        Underwriting Securities.....................................   62,142,222    2,207,202   18,780,026**
(4)(d)  Approval of changing the Fundamental Restriction on Industry
        Concentration...............................................   62,313,008    2,121,477   18,694,965**
(4)(e)  Approval of changing the Fundamental Restriction on
        Purchasing or Selling Real Estate...........................   61,992,579    2,473,651   18,663,220**
(4)(f)  Approval of changing the Fundamental Restriction on
        Purchasing or Selling Commodities...........................   61,741,368    2,589,882   18,798,200**
(4)(g)  Approval of changing the Fundamental Restriction on Making
        Loans.......................................................   61,486,196    2,813,173   18,830,081**
(4)(h)  Approval of a new Fundamental Investment Restriction on
        Investing all of the Fund's Assets in an Open-End Fund......   61,896,654    2,331,818   18,900,978**
(4)(i)  Approval of Eliminating the Fundamental Restriction on
        Margin Transactions.........................................   61,004,066    3,272,216   18,853,168**
(4)(j)  Approval of Eliminating the Fundamental Restriction on
        Investments in Oil, Gas or Other Mineral Exploration or
        Development Programs........................................   61,632,688    2,775,429   18,721,333**
(5)     Approval of changing the Investment Objective and making it
        Non-Fundamental.............................................   61,313,299    2,952,340   18,863,811**

     The Special Meeting of Shareholders of the Company was reconvened on June 16, 2000. The following matter was then considered:

                                                                                      VOTES       WITHHELD/
        MATTER                                                         VOTES FOR     AGAINST     ABSTENTIONS
        ------                                                        -----------   ----------   -----------
(2)*    Approval of an Agreement and Plan of Reorganization which
        provides for the reorganization of the Company as a Delaware
        business trust..............................................  148,826,209    4,003,592   28,921,784**

     This matter was not approved by Shareholders.

----------

* Proposals 1 and 2 required approval by a combined vote of all the portfolios of AIM International Funds, Inc.
** Includes Broker Non-Votes

----------

Effective September 30, 2000, Charles T. Bauer retired from his positions as an officer and director of the Company and Robert H. Graham succeeded Mr. Bauer as Chairman of the Board.

ABOUT YOUR FUND'S BOARD

The board of directors is elected by you to look after your interests as a mutual-fund shareholder. Directors' responsibilities include choosing investment advisors for your fund; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.
   Nine of your fund's 10 directors are independent. In other words, they have no affiliation with AIM except as independent fund directors charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as directors.
   Listed below are the members of the board of directors of your mutual fund and their respective titles.

BOARD OF DIRECTORS                                  OFFICERS                                   OFFICE OF THE FUND
Robert H. Graham                                    Robert H. Graham                           11 Greenway Plaza
Chairman, President and                             Chairman and President                     Suite 100
Chief Executive Officer                                                                        Houston, TX 77046
A I M Management Group Inc.                         Carol F. Relihan
                                                    Senior Vice President and Secretary        INVESTMENT ADVISOR
Bruce L. Crockett
Director                                            Gary T. Crum                               A I M Advisors, Inc.
ACE Limited;                                        Senior Vice President                      11 Greenway Plaza
Formerly Director, President, and                                                              Suite 100
Chief Executive Officer                             Edgar M. Larsen                            Houston, TX 77046
COMSAT Corporation                                  Vice President
                                                                                               TRANSFER AGENT
Owen Daly II                                        Dana R. Sutton
Formerly Director                                   Vice President and Treasurer               A I M Fund Services, Inc.
Cortland Trust Inc.                                                                            P.O. Box 4739
                                                    Robert G. Alley                            Houston, TX 77210-4739
Albert R. Dowden                                    Vice President
Chairman of the Board of Directors,                                                            CUSTODIAN
The Cortland Trust and DHJ Media, Inc.; and         Melville B. Cox
Director, Magellan Insurance Company,               Vice President                             State Street Bank and Trust Company
Formerly Director, President and                                                               225 Franklin Street
Chief Executive Officer,                            Mary J. Benson                             Boston, MA 02110
Volvo Group North America, Inc.; and                Assistant Vice President and
Senior Vice President, AB Volvo                     Assistant Treasurer                        COUNSEL TO THE FUND

Edward K. Dunn Jr.                                  Sheri Morris                               Ballard Spahr
Chairman, Mercantile Mortgage Corp.;                Assistant Vice President and               Andrews & Ingersoll, LLP
Formerly Vice Chairman and President,               Assistant Treasurer                        1735 Market Street
Mercantile-Safe Deposit & Trust Co.; and                                                       Philadelphia, PA 19103
President, Mercantile Bankshares                    Jim A. Coppedge
                                                    Assistant Secretary                        COUNSEL TO THE DIRECTORS
Jack Fields
Chief Executive Officer                             Renee A. Friedli                           Kramer, Levin, Naftalis & Frankel LLP
Twenty First Century, Inc.;                         Assistant Secretary                        919 Third Avenue
Formerly Member                                                                                New York, NY 10022
of the U.S. House of Representatives                P. Michelle Grace
                                                    Assistant Secretary                        DISTRIBUTOR
Carl Frischling
Partner                                             Nancy L. Martin                            A I M Distributors, Inc.
Kramer, Levin, Naftalis & Frankel LLP               Assistant Secretary                        11 Greenway Plaza
                                                                                               Suite 100
Prema Mathai-Davis                                  Ofelia M. Mayo                             Houston, TX 77046
Formerly Chief Executive Officer,                   Assistant Secretary
YWCA of the U.S.A.                                                                             AUDITORS
                                                    Lisa A. Moss
Lewis F. Pennock                                    Assistant Secretary                        KPMG LLP
Partner                                                                                        700 Louisiana
Pennock & Cooper                                    Kathleen J. Pflueger                       Houston, TX 77002
                                                    Assistant Secretary
Louis S. Sklar
Executive Vice President
Hines Interests
Limited Partnership

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2000, 0% is eligible for the dividends received deduction of corporations. The Fund distributed long-term capital gains of $241,307,100 for the Fund's tax year ended October 31, 2000 of which 100% is 20% rate gain.

                     -------------------------------------

                            THE AMOUNT OF INVESTMENT

                           RISK YOU UNDERTAKE DEPENDS

                            ON SEVERAL FACTORS: YOUR

                           FINANCIAL OBJECTIVES, YOUR

                            RISK TOLERANCE AND YOUR

                                 TIME HORIZON.

                     -------------------------------------

THE AIM FUNDS RISK SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.

o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.

o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.

o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.

o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

                THE AIM FAMILY OF FUNDS--Registered Trademark--

                          EQUITY FUNDS

DOMESTIC EQUITY FUNDS               INTERNATIONAL/GLOBAL EQUITY FUNDS
      MORE AGGRESSIVE                       MORE AGGRESSIVE

AIM Small Cap Opportunities(1)      AIM Latin American Growth                       A I M Management Group Inc. has
AIM Mid Cap Opportunities(2)        AIM Developing Markets                          provided leadership in the mutual fund
AIM Large Cap Opportunities(3)      AIM European Small Company                      industry since 1976 and managed
AIM Emerging Growth                 AIM Asian Growth                                approximately $183 billion in assets for
AIM Small Cap Growth(4)             AIM Japan Growth                                more than eight million shareholders,
AIM Aggressive Growth               AIM International Emerging Growth               including individual investors,
AIM Mid Cap Growth                  AIM European Development                        corporate clients and financial
AIM Small Cap Equity                AIM Euroland Growth                             institutions, as of September 30, 2000.
AIM Capital Development             AIM Global Aggressive Growth                        The AIM Family of Funds--Registered
AIM Constellation                   AIM International Equity                        Trademark-- is distributed nationwide, and
AIM Dent Demographic Trends         AIM Advisor International Value                 AIM today is the eighth-largest mutual fund
AIM Select Growth                   AIM Global Trends                               complex in the United States in assets under
AIM Large Cap Growth                AIM Global Growth                               management, according to Strategic
AIM Weingarten                                                                      Insight, an independent mutual fund
AIM Mid Cap Equity                         MORE CONSERVATIVE                        monitor.
AIM Value II                                                                            AIM is a subsidiary of AMVESCAP PLC,
AIM Charter                         SECTOR EQUITY FUNDS                             one of the world's largest independent
AIM Value                                                                           financial services companies with $414
AIM Blue Chip                                     MORE AGGRESSIVE                   billion in assets under management as of
AIM Basic Value                                                                     September 30, 2000.
AIM Large Cap Basic Value           AIM New Technology
AIM Balanced                        AIM Global Telecommunications and Technology
AIM Advisor Flex                    AIM Global Resources
                                    AIM Global Financial Services
     MORE CONSERVATIVE              AIM Global Health Care
                                    AIM Global Consumer Products and Services
                                    AIM Global Infrastructure
                                    AIM Advisor Real Estate
                                    AIM Global Utilities

                                                 MORE CONSERVATIVE

                         FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS          TAX-FREE FIXED-INCOME FUNDS

       MORE AGGRESSIVE                       MORE AGGRESSIVE

AIM Strategic Income                AIM High Income Municipal
AIM High Yield II                   AIM Tax-Exempt Bond of Connecticut
AIM High Yield                      AIM Municipal Bond
AIM Income                          AIM Tax-Free Intermediate
AIM Global Income                   AIM Tax-Exempt Cash
AIM Floating Rate(5)
AIM Intermediate Government                 MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

      MORE CONSERVATIVE


The AIM Risk Spectrum illustrates equity and fixed-income funds from more aggressive to more conservative. When assessing the degree of risk, three factors were considered: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000. (3) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (5) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.

    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus. If used as sales material after Jan. 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR LOGO APPEARS HERE]                               [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

A I M Distributors, Inc.                                                INT-AR-1